UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2005

(Date of Report/Date of earliest event reported)

PHELPS DODGE CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE NORTH CENTRAL AVENUE
PHOENIX, ARIZONA 85004
(Address and of principal executive offices)
(Zip Code)

(602) 366-8100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

     On July 12, 2005, Phelps Dodge Corporation (“Phelps Dodge”) issued a press release announcing that it had commenced a tender offer approximately for all its outstanding 8-3/4% notes due in 2011. $384 million of Phelps Dodge’s 8-3/4% notes is currently outstanding.

     A copy of the press release issued by Phelps Dodge on July 12, 2005 is filed as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1:	Press release of Phelps Dodge Corporation, dated July 12, 2005, announcing the commencement of tender offer for $384 million of its debt securities.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2005	PHELPS DODGE CORPORATION (Registrant)
	By:	/s/ Stanton K. Rideout
		Name:	Stanton K. Rideout
		Title:	Vice President and Treasurer

EXHIBIT INDEX

99.1	Press release of Phelps Dodge Corporation, dated July 12, 2005, announcing commencement of the tender offer for $384 million of its debt securities.

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